Property and Equipment, Net	12 Months Ended
Dec. 31, 2024
Property and Equipment, Net [Abstract]
Property and Equipment, Net

6. Property and Equipment, Net

Property and equipment, net, consisted of the following

	As of December 31, 2023	As of December 31, 2024
	US$	US$
Electronic equipment	2,677	3,148
Furniture, fixtures and other equipment	2,265	2,294
Plants	1,310	1,982
Construction in progress	602	—
Property and equipment, cost	6,854	7,424
Less: accumulated depreciation	(1,392)	(2,982)
Impairment	(468)	(468)
	4,994	3,974

Depreciation expenses for the year ended December 31, 2024, 2023 and 2022 were approximately $1,652, $1,241 and $1,506 respectively. Impairment losses are made against SAIHUB cabinet and outdated bitcoin mining machines, which were out of use, and Management believes the carrying amount is not recoverable thus made full provision.